Business Review Day U.S. Real Estate: Healthy Moderation Raymond G. Torto, Ph.D CBRE Principal and Chief Strategist Torto Wheaton Research May 18, 2007 Exhibit 99.7

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What Did We Say Last Year?
Economy healthy but wide variance across cities
Single family housing and condo oversupply a developing issue for economy
Capital will continue to flow to real estate on diversification merits
Cap rates were unlikely to go much lower, the direction of interest rates is up
Commercial real estate fundamentals would continue strong for
2006

Economy in 2007

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-1
0
1
2
3
4
5
6
04 05 06 07
Household Business
Trade Government
3.9%
3.2%
3.4%
2.8%
Source:  Moody’s Economy.com
GDP Growth Slows and Shifts: Consumers to Business
Real GDP Growth

Apr-05
May-05
Jun-05
Jul-05
Aug-05
Sep-05
Oct-05
Nov-05
Dec-05
Jan-06
Feb-06
Mar-06
Apr-06
May-06
Jun-06
Jul-06
Aug-06
Sep-06
Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07

CBRE
CB RICHARD ELLIS

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As One Part of the Economy Slows, Another Keeps Going
Source:  BLS
-1.0
-0.5
0.0
0.5
1.0
1.5
2.0
2.5
Service-producing Goods-producing
Employment, % change year ago

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Notice the Diversity and High-Quality
of Jobs Being Produced
Source:  BLS
-2 0 2 4 6 8 10
Durable mfg.
Nondurable mfg.
Federal gov't.
Construction
Retail trade
Utilities
Legal services
Information
Other services
Admin. services
Financial
State gov't.
Local gov't.
Wholesale trade
Distribution
Education
HQ
Healthcare
Leisure & hospitality
Architect & Engin.
Accounting
Computer systems
Mining
Technical consult.
April job creation, % change year ago
High-value added
services producing
industries

Housing Issues

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This Is No Coincidence!
5
10
15
20
25
30
35
40
45
1999Q1 2000Q1 2001Q1 2002Q1 2003Q1 2004Q1 2005Q1 2006Q1 2007Q1
4
5
6
7
8
9
10
11
12
13
14
Retail Space Absorption ( L ) House Prices ( R )
Retail space absorption, Sum of markets,
4-qtr moving sum, mil sqft
Existing single family house price, % change year ago
Source:  OFHEO, BEA

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New Condo Supply is Concentrated
* Units underway with target completion in 2007.
Source: TWR/Dodge Pipeline
West Palm Beach
0 5 10 15 20
Miami
Tampa
Orlando
Phoenix
Las Vegas
Fort Lauderdale
2006
2007*
Condo Units Completed, Ths.

Weight of Capital

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Expected Performance Moderating
10.2
8.5
3.8
13.0
4.9
11.1
8.8
11.9
2006 Actual
Returns**
Other
Hedge Funds
Money Market Funds/Cash
Equivalents
Venture Capital/Private Equity
Fixed Income
Foreign Equities
U.S. Stocks
All Real Estate
Sector
8.2
8.5
4.0
12.3
5.4
9.5
8.5
9.3
2007 Return
Expectations
** “2006 Actual Returns” represents the projected returns through 12/31/06 provided in the 2007 Plan Sponsor Survey
Source: Kingsley Associates 2007

20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Annual Return (Arithmetic Average)
0%
5%
10%
15%
20%
25%
Risk (Standard Deviation)
With Real Estate
Without Real Estate
U.S. Small Stk
NAREIT-Equity
S&P 500
MSCI EAFE
Domestic Hi-Yld Corp
U.S. LT Gvt
U.S. LT Corp
NCREIF Property
U.S. 30 Day Tbill
2.40%

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Efficient Frontiers with and without Real Estate
Selected Asset Classes for the Twenty-eight Year Period 1978–2005
An Illustration of “Free Lunch”
2.40% Free Lunch
Prior to the last three years the “free lunch” was 1.74%

Projected New Allocations to Real Estate ($ B)
2000
2001
2002
2003
2004
2005
2006
2007

CBRE
CB RICHARD ELLIS

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Institutional Intentions Moderating:
New Money Flow Receding
Expected Capital Flows to Real Estate
37
31
28
34
44
51
59
46
$0
$10
$20
$30
$40
$50
$60
Source: Kingsley Associates 2007 Plan Sponsor Survey

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Market Velocity Remains Strong
Source: Real Capital Analytics, April 2007
2007 1Q Chg Yr Ago 2006 ($)
Office $76.4B 225% $137.3B
Retail $17.5B 96% $51.7B
Industrial $9.8B -20% $41.7B
Multi-Housing $19.0B -28% $89.6B
Total $122.7B 73% $320.3B

CB Richard Ellis | Page 15 CB Richard Ellis | Page 15 Return-Risk Tradeoffs USA Canada UK Australia Ireland Sweden 6 7 8 9 10 11 12 13 14 15 16 6 7 8 9 10 11 12 13 14 15 16 More Volatile

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Incoming Capital
(2006 Top Investors in U.S. Real Estate)
Source: Real Capital Analytics, April 2007
Incoming Capital
(2006 top investors in U.S. real estate)
$0 $1 $2 $3 $4 $5 $6
Other
United Kingdom
Europe
Germany
Canada
Pacific Rim
Australia
Middle East
($ in Billions)

Real Estate Pricing

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Source: NCREIF, Torto Wheaton Research
Cap Rate Compression…
3.5
4.5
5.5
6.5
7.5
8.5
9.5
10.5
95Q1 96Q1 97Q1 98Q1 99Q1 00Q1 01Q1 02Q1 03Q1 04Q1 05Q1 06Q1
Office
Industrial
Retail
Multi-housing
10yr. Treasury (4-qtr. MAVE)
Cap rate, %
Multi-housing

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Sources: CBRE, NCREIF, IPD, Torto Wheaton Research
…Is Across the Globe
2
4
6
8
10
12
14
16
18
20
1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
Western Europe Oceania North America Southeast Asia
Japan Mexico Central Europe
Cap Rates/Prime Yield, %

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The Easy Money Has Been Made!
Office, Industrial, Retail, Multi-Housing:  NCREIF Weighted
Source: TWR Investment Database, Fall 2006
5.4%
11.3%
5.7%
0%
2%
4%
6%
8%
10%
12%
14%
Total Return
Yield
NOI Growth
Cap Rate Contribution
5 Year Hold

Fundamental Matters!

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Nevertheless Rents Will Do Better Than Inflation
Percentage Increase in Rents by Property Type
Source: TWR Outlook XL, Spring 2007
5.2% (1999) 2.8% 3.3% 3.8% Retail
10.8% (2000) 3.7% 4.8% 1.4% Industrial
13.6% (2000) 3.8% 5.3% 5.3% Office
8.0% (2001) 3.1% 3.1% 4.4% Multi-
Housing
Last High 5 Year Forecast 2007F 2006

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